EXHIBIT 1

May 11, 2004

Securities and Exchange Commission

450 Fifth Street, NW

Washington DC 20549

Gentlemen,

We have read Item 4 of Form 8-K dated May 11, 2004 of Prudential-Bache/Watson & Taylor, LTD.-2 and are in agreement with the statements contained in paragraph (a) on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

/s/    Ernst & Young LLP